UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cambria ETF Trust
(Names of Registrant as Specified in its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CAMBRIA ETF TRUST
3300 Highland Avenue
Manhattan Beach, California 90266

June 22, 2023

Dear Shareholder:

Since the inception of each series of the Cambria ETF Trust (the “Trust”) (each, a “Fund” and, collectively, the “Funds”), Cambria Investment Management, L.P. (“Cambria” or the “Adviser”) has served as each Fund’s investment adviser. Subject to the oversight of the Board of Trustees of the Trust (the “Board”), Cambria is responsible for the management and business affairs of the Funds and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. Cambria also continuously reviews, supervises, and administers the Funds’ investment programs. In addition to providing these core functions of the adviser, Cambria also provides other investment advisory services to the Funds, such as executing trades for the Funds’ portfolio securities and selecting broker-dealers to execute these trades. As Cambria’s business grows, Cambria believes that the Funds and their shareholders would benefit from Cambria delegating these trading services to an unaffiliated sub-adviser that has extensive experience providing these trading services to exchange-traded funds. This, in turn, would allow Cambria to focus its attention more specifically and more effectively on its core business: managing the Funds’ investment strategies and selecting the Funds’ investments.

Accordingly, on behalf of the Board, I am writing to inform you of a special meeting of shareholders of each series of the Trust (together with any postponements or adjournments, the “Meeting”) that will be held at 10:00 a.m. Pacific Time on July 14, 2023, at the offices of Cambria, located at 3300 Highland Avenue, Manhattan Beach, California 90266. At the Meeting, you will be asked to:

(1)    elect new independent trustees to the Board;

(2)    approve a new investment sub-advisory agreement between Cambria and Toroso Investments, LLC with respect to each Fund; and

(3)    approve a manager of managers arrangement for each Fund that would grant Cambria, subject to prior approval by the Board, greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of a Fund’s shareholders.

Enclosed are a notice of the Meeting, a proxy statement that includes detailed information about each proposal, and a proxy card with instructions for voting. In addition, you will find questions and answers regarding the proxy statement that are designed to help you understand the proxy statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

If you have received this mailing, you are a shareholder of record of one or more Funds as of June 1, 2023, and you are entitled to vote at the Meeting. The Board recommends that you vote FOR each proposal, including FOR each Trustee nominee. For additional information about the proposals, please see the accompanying proxy statement.

Your vote is very important to us regardless of the number of shares you own. You can vote any one of these four ways:

•        Through the website listed on the proxy voting instructions enclosed;

•        By telephone using the toll-free number listed in the proxy voting instructions;

•        By mail with the enclosed proxy card — be sure to sign, date and return it in the enclosed postage-paid envelope; or

•        In person at the shareholder meeting on July 14, 2023 at 10:00 a.m. Pacific Time.

Please note that no changes are being proposed to any of the Funds’ management fees or expense ratios.

In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the enclosed proxy statement carefully and vote your shares today. You are encouraged to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. You can also vote your shares by attending the Meeting in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

In addition, while we intend to hold the Meeting in person, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on the website listed on the enclosed proxy voting instructions, and we encourage you to check this website prior to the Meeting if you plan to attend.

If we do not receive your vote promptly, you may be contacted by a Fund representative, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you have questions, please call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at (888) 490-5095 between Monday and Friday from 9:00 a.m. to 10:00 p.m., Eastern Time, for additional information.

Sincerely,

Mebane T. Faber
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

CAMBRIA ETF TRUST
3300 Highland Avenue
Manhattan Beach, California 90266

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 14, 2023

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of each series (each, a “Fund”) of Cambria ETF Trust (the “Trust”), will be held at 10:00 a.m. Pacific Time on July 14, 2023, at the offices of Cambria Investment Management, L.P. (“Cambria” or the “Adviser”), located at 3300 Highland Avenue, Manhattan Beach, California 90266.

At the Meeting, shareholders of record of each Fund will be asked to vote on the following proposals with respect to each Fund in which they own shares:

1.      to elect new independent trustees to the Board of Trustees of the Trust (the “Board”);

2.      to approve a new investment sub-advisory agreement between Cambria and Toroso Investments, LLC with respect to each Fund (the “Sub-Advisory Agreement”); and

3.      to approve a manager of managers arrangement for each Fund that would grant Cambria, subject to prior approval by the Board, greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of a Fund’s shareholders (the “Manager of Managers Proposal”).

Shareholders of the Funds may also be asked to transact such other business as may properly come before the Meeting or any adjournments thereof.

After careful consideration, the Board recommends that you vote “FOR” each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on July 14, 2023.

The proxy statement is available online at www.proxyvote.com.

Shareholders of record of the Fund at the close of business on June 1, 2023 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of each Fund will vote separately from shareholders of each other Fund with respect to the Sub-Advisory Agreement and the Manager of Managers Proposal. Shareholders of each Fund will vote together as a group with respect to the election of the new independent trustees.

All shareholders are cordially invited to attend the Meeting and vote in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

In addition, while we intend to hold the Meeting in person, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on the website listed on the enclosed proxy voting instructions, and we encourage you to check this website prior to the Meeting if you plan to attend.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at (888) 490-5095 between Monday and Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

By Order of the Board of Trustees,

Mebane T. Faber
President
Dated: June 22, 2023

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience below is a brief overview of the matters that require your vote as a shareholder of one or more series of Cambria ETF Trust (the “Trust”).

QUESTIONS AND ANSWERS

Q.     Why am I being asked to vote on a sub-advisory agreement for the Funds?

A.     Cambria Investment Management, L.P. (“Cambria” or the “Adviser”) desires to engage Toroso Investments, LLC (“Toroso”) to provide certain sub-advisory services to each series of the Trust (each, a “Fund” and, collectively, the “Funds”), namely trading portfolio securities (and other financial instruments) for the Funds, including the selection of broker-dealers to execute the Funds’ purchase and sale transactions. In addition, Toroso will be delegated the authority to vote proxies on behalf of the Funds. Cambria will retain responsibility for the day-to-day active management of the Funds’ strategies and the individual selection of investments for each Fund’s portfolio. As a Fund shareholder, you are entitled to vote on the new investment sub-advisory agreement between Cambria and Toroso with respect to your Fund(s) (the “Sub-Advisory Agreement”).

Toroso, located at 898 N. Broadway, Suite 2, Massapequa, New York 11758, is an SEC-registered investment adviser and a Delaware limited liability company. Toroso is branded as part of Tidal Financial Group, and Toroso is the parent company of Tidal ETF Services LLC. Toroso was founded in, and has been managing investment companies since, March 2012. Toroso is dedicated to understanding, researching and managing assets within the expanding exchange-traded fund (“ETF”) universe. As of March 31, 2023, Toroso had assets under management of approximately $6.2 billion and served as the investment adviser or sub-adviser for 97 registered funds.

At a meeting held on March 7, 2023, the Board of Trustees of the Trust (the “Board”) voted to approve the Sub-Advisory Agreement, subject to shareholder approval. One of the Trust’s two independent trustees, Michael Venuto abstained from voting on the approval because he was a co-founder of, serves as chief investment officer of, and owns equity in, Toroso; however, the other independent trustee, Dennis Schmal, voted to approve the proposed sub-advisory arrangement. Pursuant to Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”), the Sub-Advisory Agreement must also be approved by the vote of a majority of a Fund’s outstanding voting securities for Toroso to provide sub-advisory services to that Fund. Accordingly, you, as a Fund shareholder, are being asked to vote on the approval of the Sub-Advisory Agreement with respect to your Fund(s).

Q.     How will the Sub-Advisory Agreement affect me as a shareholder?

A.     The Sub-Advisory Agreement should not affect you as a shareholder. Cambria will continue to provide advisory services to each Fund on the same terms, and at the same advisory fee rate, as Cambria currently provides. Under the terms of the Sub-Advisory Agreement, Cambria will pay Toroso a fee out of the management fee Cambria receives from the Funds. The Funds’ fees will not increase as a result of the approval of the Sub-Advisory Agreement. The engagement of Toroso to handle certain of these advisory services, such as the trading of Funds’ portfolio securities and the selection of broker-dealers to execute these trades, however, will enable Cambria to focus its attention more specifically and more effectively on the management of the Funds’ investment strategies and the selection of Fund investments. Cambria has assured the Board that there will be no change in the extent, nature or quality of the investment advisory services provided to each Fund. In addition, the Funds’ portfolio manager, Mebane Faber, will remain unchanged.

Q.     What happens if the Sub-Advisory Agreement is not approved?

A.     If the Sub-Advisory Agreement is not approved by Fund shareholders, Cambria will continue to provide all investment advisory services to the Funds, including all portfolio trading services, and the Board will consider what further action is in the best interests of the Funds and their shareholders, including, but not limited to, resubmitting the Sub-Advisory Agreement to shareholders for approval or requesting shareholder approval for a different investment sub-advisory agreement.

Q.     Why is the Board composition changing?

A.     The Trust’s Board is currently comprised of three trustees, one “interested” trustee, as such term is defined in the 1940 Act, and two independent trustees. One of the Board’s current independent trustees, Michael Venuto, is the co-founder and chief investment officer of Toroso as well as an equity owner of Toroso. As a result, if Toroso becomes an investment sub-adviser to one or more Funds, Mr. Venuto will become an “interested” trustee within the meaning of the 1940 Act. Given his relationship with Toroso, Mr. Venuto has submitted, and the Board has accepted, his resignation as a Trustee, which will become effective upon the election of a new independent trustee (as described below). With Mr. Venuto resigning as a Trustee, the Board would be left with two trustees — one interested trustee and one independent trustee. While this is permissible under the 1940 Act, Cambria and the Board believe that it is in the best interest of the Funds and their respective shareholders to elect additional independent trustees. Not only will this provide the Board with additional resources and expertise, but it will also provide two additional trustees that are independent of Cambria and Toroso.

Q.     Why am I being asked to vote to elect a Trustee?

A.     The 1940 Act generally requires that, upon the filling of any vacancy in the board, at least two-thirds of a fund’s directors be elected by the fund’s shareholders. As noted above, Cambria and the Board believe it is in the best interest of the Funds and their shareholders to elect two additional independent trustees. Accordingly, you, as a shareholder of a Fund, are being asked to vote on the election of two new independent trustees as part of this proxy statement.

Q.     Who are the two independent trustee nominees?

A.     After considering each of the nominees’ qualifications, backgrounds, attributes, skills, and experience, as set forth in greater detail in the proxy statement, the Board has nominated the following individuals to serve as independent trustees of the Trust:

•        Cullen Roche — founder and chief investment officer of the Discipline Funds

•        Thomas (Taz) M. Turner, Jr. — founder and portfolio manager of Southshore Capital Partners

Q.     What is the Manager of Managers Proposal?

A.     The Manager of Managers Proposal relates to a type of exemptive relief (a “Manager of Managers Order”) granted by the Securities and Exchange Commission (the “SEC”), subject to the approval of a majority of a Fund’s outstanding voting securities. If a Fund’s shareholders approve the Manager of Managers Proposal and the SEC grants such relief, the Manager of Managers Order will allow such Fund to retain a new unaffiliated sub-adviser or make material changes to an existing sub-advisory agreement, each without shareholder approval. While shareholders would no longer have the right to vote on the hiring of unaffiliated sub-advisers, approval of this proposal should, subject to the Trust receiving the relief sought from the SEC, result in certain benefits to the Funds, including the avoidance of unnecessary costs associated with a shareholder meeting and proxy solicitation each time Cambria wishes to hire or change an unaffiliated sub-adviser or otherwise materially amend a sub-advisory agreement. If the Manager of Managers Proposal is approved, Cambria, on behalf of the Trust, will seek a Manager of Managers Order from the SEC. If granted, a Fund will need to adhere to certain conditions to rely on the order. For example, within 90 days after a change to a Fund’s sub-advisory arrangement, such Fund must provide shareholders with an information statement that contains information about the sub-adviser and sub-advisory agreement that would otherwise be contained in a proxy statement. In addition, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. A Fund must also disclose the existence, substance, and effect of the Manager of Managers

Order and certain details of such arrangement in its prospectus. Further, any new sub-advisory arrangement or any amendment to an existing advisory or sub-advisory agreement that, directly or indirectly, results in an increase in the aggregate advisory fee rate payable by a Fund must be submitted to that Fund’s shareholders for approval.

Q.     Why should shareholders approve the Manager of Managers Proposal?

A.     Absent this relief from the SEC, a Fund would be required to obtain shareholder approval each time such Fund desired to hire or change a sub-adviser. This process can be long and costly. If shareholders approve the Manager of Managers Proposal, and the Trust receives a Manager of Managers Order from the SEC, Cambria would be permitted to recommend and hire a broader universe of sub-advisers in a cost-effective and timely manner, which the Board believes will benefit the Funds and their shareholders. Further, shareholder interests will continue to be protected because the Board will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis.

Q.     How do the Trustees suggest that I vote?

A.     The Board recommends that shareholders of each Fund vote “FOR” each of the proposals and “FOR” each of the independent trustee nominees.

Q.     Will my vote make a difference?

A.     Yes. Every vote is important, and we encourage all shareholders to participate in the governance of the Funds no matter how many shares they own. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations.

Q.     Will my Fund(s) pay for this proxy solicitation?

A.     No. Toroso will pay the costs of the shareholder meeting and the expenses incurred in connection with the solicitation of proxies for the Funds up to $500,000. Cambria will pay any such costs and expenses that exceed $500,000. In addition, if the Board, in its sole discretion, determines to not renew the Sub-Advisory Agreement with Toroso after its initial two-year period, or if either the Board or Cambria terminates the Sub-Advisory Agreement prior to its third anniversary, in the absence of material breach on the part of Toroso, Cambria agrees to reimburse Toroso for the costs and expenses associated with the shareholder meeting and solicitation of proxies. The Funds will not pay for this proxy solicitation.

Q.     How do I vote?

A.     You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.     Whom do I call if I have questions?

A.     If you need additional voting information, please call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at (888) 490-5095 between Monday and Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

CAMBRIA ETF TRUST
3300 Highland Avenue
Manhattan Beach, California 90266

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 14, 2023

This proxy statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”). The proxy is being solicited for use at a Special Meeting of Shareholders of each series of the Trust (each, a “Fund” and, collectively, the “Funds”) to be held at 10:00 a.m. Pacific Time on July 14, 2023, at the offices of Cambria Investment Management, L.P. (“Cambria” or the “Adviser”), located at 3300 Highland Avenue, Manhattan Beach, California 90266, and at any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the accompanying notice and proxy card are being first mailed to shareholders on or about June 22, 2023.

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

1.      to elect new independent trustees to the Board,

2.      to approve a new investment sub-advisory agreement between Cambria and Toroso Investments, LLC (“Toroso” or the “Sub-Adviser”) with respect to each Fund (the “Sub-Advisory Agreement”), and

3.      to approve a manager of managers arrangement for each Fund that would grant Cambria, subject to prior approval by the Board, greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of a Fund’s shareholders (the “Manager of Managers Proposal”).

Shareholders of record of the Fund at the close of business on June 1, 2023 (the “Record Date”) are entitled to vote at the Meeting. The Board recommends that shareholders vote “FOR” each proposal, including FOR the independent trustee nominees. Shareholders of each Fund in the Trust will vote together as a group with respect to Proposal 1, the election of Cullen Roche (Proposal 1A) and Thomas (Taz) M. Turner, Jr. (Proposal 1B) as new trustees. Shareholders of each Fund will vote separately from shareholders of each other Fund with respect to Proposal 2 (the Sub-Advisory Agreement) and Proposal 3 (the Managers of Managers Proposal).

This proxy statement and the accompanying notice and proxy card are being mailed to Fund shareholders on or about June 22, 2023.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at (888) 490-5095 between Monday and Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

PROPOSAL 1: ELECTION OF NEW INDEPENDENT TRUSTEES

Background

The purpose of this proposal is to ask shareholders to elect Cullen Roche (“Proposal 1A”) and Thomas (Taz) M. Turner, Jr. (“Proposal 1B” and, together with Proposal 1A, “Proposal 1”) to the Trust’s Board of Trustees (each, a “Nominee” and, together, the “Nominees”).

The Board currently consists of three Trustees, each of whom, except Mr. Faber, are independent or disinterested persons within the meaning of the 1940 Act. A Trustee is deemed to be independent to the extent he or she is not an “interested person” of the Trust, as that term is defined in the 1940 Act (“Independent Trustee”). Mr. Schmal was elected to the Board by the initial shareholder of the Trust at the time of the Trust’s organization; Mr. Faber was elected by shareholders of the Trust at a special meeting of shareholders held on June 22, 2018; and Mr. Venuto was appointed as a Trustee of the Trust effective January 1, 2019. Each Trustee has been serving as a Trustee continuously since his election or appointment.

Mr. Venuto, a current Independent Trustee, is also the co-founder and chief investment officer of Toroso as well as an equity owner of Toroso. As a result, if Toroso becomes an investment sub-adviser to the Funds, as described in Proposal 2, Mr. Venuto will become an interested person of the Trust, and an interested trustee within the meaning of the 1940 Act. Given his relationship with Toroso, Mr. Venuto has submitted, and the Board has accepted, his resignation as a Trustee, which will become effective upon shareholder approval of the election of a new independent trustee.

With Mr. Venuto resigning as a Trustee, the Board would be left with two trustees — one “interested trustee” and one Independent Trustee. While this is permissible under the 1940 Act, Cambria and the Board believe that it is in the best interest of the Funds and their respective shareholders to elect additional Independent Trustees. Not only will this provide the Board with additional resources and expertise, but it will also provide two additional Trustees who are independent of Cambria and Toroso. If shareholders approve Proposals 1A and 1B, the Board will be comprised of four Trustees, 75% of whom would be Independent Trustees. Cambria and the Board believe that the increase in Independent Trustees from two-thirds to three-quarters of the Board will enhance the independence and effectiveness of the Board and improve its ability to protect the interests of the Funds and their shareholders.

In connection with each Nominee’s consideration by the Board, the Board’s Nominating Committee and Independent Trustees reviewed each Nominee’s biographical information, experiences, and other factors they deemed relevant. Based on these considerations, and the information provided by the Nominees, the Nominating Committee has recommended the nomination of Messrs. Roche and Turner as new independent trustees to the full Board, and the Board proposes that shareholders of the Trust elect each of the Nominees to the Board.

Shareholders of record of each Fund will vote together as a single class with respect to the election of each Nominee.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the Nominees. The Nominees have consented to being named in this Proxy Statement. However, if the Nominees should become unavailable for election, due to events not known or anticipated, the persons named as proxies will vote for such other nominee as the current Board may recommend.

Required Vote

If a quorum is present, the affirmative vote of a plurality of all outstanding shares of the Trust voted in person or by proxy is required for the election of a Nominee. Shareholders of the Funds of the Trust will vote together as a single class and the voting power of the shares of the Funds will be counted together in determining the results of the voting for the proposal.

Information Regarding the Nominees

The following table contains the name and birth year of the Nominees, position(s) and length of service with the Trust, principal occupation during the past five years, any other directorships held by the Nominees, and the number of Funds overseen by the Nominee. The address of the Nominees is: c/o Cambria ETF Trust, 3300 Highland Avenue, Manhattan Beach, California 90266.

Name and Year of Birth	Position(s) to be Held with the Trust and Term of Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Trustee Nominee	Other Directorships Held by Trustee Nominee During Past 5 Years
Trustee Nominees
Cullen Roche YOB: 1980	Trustee; no set term	Founder and Chief Investment Officer, Orcam Financial Group, d/b/a Discipline Funds (investment firm) (2012 – present).	12	None
Thomas (Taz) M. Turner, Jr.* YOB: 1977	Trustee; no set term	Founder and Portfolio Manager, Southshore Capital Partners (investment firm) (since 2010).	12	Chairman and Chief Executive Officer, CordovaCann Inc. (Canadian-domiciled cannabis retail) (since 2017).

*         Messrs. Faber and Turner are first cousins, but they are not immediate family members for the purpose of identifying “interested persons” of the Trust as defined in the 1940 Act.

Trustees and Trust Officers

The following tables contain similar information about the Trustees who will remain members of the Board after the Meeting as well as Trust officers.

Remaining Trustees

Name and Birth Year	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee*
Mebane Faber** YOB: 1977	Chairperson of the Board, Trustee, and President of the Trust since 2018; no set term	Co-Founder and Chief Investment Officer (2006 – present), Chief Executive Officer (2018 – present), Cambria Investment Management, L.P.	12	None
Independent Trustee
Dennis G. Schmal YOB: 1947	Trustee since 2013; no set term	Retired.	12

Trustee, AssetMark Mutual Funds (since 2007); Trustee, Wells Fargo GAI Hedge Funds (2007 – 2019); Director and Chairman, Owens Realty Mortgage Inc. (real estate) (2013 – 2019); Director, Blue Calypso (e-commerce) (2015 – 2018).

*         Mr. Faber is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in Cambria.

**       Messrs. Faber and Turner are first cousins, but they are not immediate family members for the purpose of identifying “interested persons” of the Trust as defined in the 1940 Act.

Officers

Name and Year of Birth	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During Past 5 Years
Ryan Johanson YOB: 1982	Treasurer and Principal Financial Officer since Dec. 2021; no set term	Fund Controller (since 2016) and Financial Reporting Manager (2012 – 2016), ALPS Fund Services, Inc.
Jonathan Keetz YOB: 1988	Vice President since Nov. 2020; no set term	Chief Operating Officer (since Nov. 2020) and Vice President (2015 – 2020), Cambria Investment Management, L.P.
Douglas Tyre YOB: 1980	Chief Compliance Officer since May 2018; no set term

Senior Principal Consultant, ACA Group, Compliance (May 2022 – present); Compliance Director, Foreside Financial Group, LLC (April 2022 – May 2022); Compliance Director (2019 – 2022), Assistant Compliance Director (2018 – 2019) and Manager (2014 – 2017), Cipperman Compliance Services, LLC.

Individual Trustee and Nominee Qualifications

At the recommendation of the Nominating Committee, the Board has concluded that each of the Nominees and the remaining Trustees should serve on the Board because of their abilities to review and understand information about the Trust and the Funds provided by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds and their respective shareholders. The Board has determined that each Nominee and each Trustee, on an individual basis and in combination with the other Trustees, is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Nominee’s and each Trustee’s experience, qualifications, attributes and skills, as described below.

Nominees

Cullen Roche:    Mr. Roche has extensive experience in the investment management industry, including as a portfolio manager and an author well-known for his research on the monetary system and portfolio construction. He is the founder and Chief Investment Officer of an SEC-registered investment adviser, and he serves as the portfolio manager for the firm’s exchange-traded fund. Mr. Roche has consulted on portfolio management as a discretionary and non-discretionary advisor for over 15 years.

Taz Turner:    Mr. Turner has extensive experience in the investment management industry, including over 20 years of experience investing in global equity and debt securities in both public and private markets on behalf of various hedge funds and private equity firms. In 2010, he founded the investment firm Southshore Capital Partners, and he serves as the firm’s General Partner and portfolio manager for the firm’s global investment fund.

Remaining Trustees

Dennis G. Schmal (Independent Trustee):    Mr. Schmal has extensive experience in the investment management industry, including as a member of senior management of the investment company audit practice at a large public accounting firm, as well as service on multiple boards of directors overseeing public companies, registered investment companies and private companies and funds.

Mebane Faber (Interested Trustee):    Mr. Faber has extensive experience in the investment management industry, including as a portfolio manager, an author of multiple investment strategy books, and host of his own wealth management podcast.

Equity Ownership of Trustees

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Mebane Faber

Shareholder Yield ETF
Foreign Shareholder Yield ETF Emerging Shareholder Yield ETF
Global Value ETF
Global Momentum ETF
Value and Momentum ETF
Global Asset Allocation ETF
Tail Risk ETF
Trinity ETF
Global Real Estate ETF
Global Tail Risk ETF

		$10,001 – $50,000 $10,001 – $50,000 $10,001 – $50,000 $50,001 – $100,000 $10,001 – $50,000 $10,001 – $50,000 $50,001 – $100,000 $1 – $10,000 Over $100,000 $1 – $10,000 $1 – $10,000	Over $100,000
Independent Trustees and Nominees
Dennis G. Schmal	n/a	None	None
Cullen Roche	n/a	None	None
Taz Turner	n/a	None	None

Board Structure and Responsibilities

Mr. Faber is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with Cambria and its operations, while also having at least two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year, at least one of which is in person. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board as well as most telephonic quarterly meetings; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board considers whether its current structure is appropriate. As part of this self-assessment, the Board considers several factors, including the number of Funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Funds.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of Cambria and the Trust’s other service providers. As part of its oversight function, the Board monitors Cambria’s risk management program, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Board Meetings and Standing Committees

At any meeting of the Board, a majority of the Trustees then in office must be in attendance to constitute a quorum. The Trust does not have policies with respect to the Trustees’ attendance at meetings, but as a matter of practice all of the Trustees attend the Trust’s Board and committee meetings (in person or by telephone) to the extent possible. During the fiscal year ended April 30, 2023, the Board met four times.

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each of these committees.

Audit Committee.    The purposes of the Audit Committee are to: (1) oversee generally each Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each Fund’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. The Committee operates under a written charter approved by the Board. During the fiscal year ended April 30, 2023, the Audit Committee met two times.

Nominating Committee.    The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Person”)

of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee operates under a written charter approved by the Board, which is included as Appendix B. The Committee does not consider potential candidates for nomination identified by shareholders; however, it may consider candidate recommendations from any source it deems appropriate, including the Board, Cambria, or fund counsel. During the fiscal year ended April 30, 2023, the Nominating Committee met once.

The Nominating Committee considered the qualifications and experience of the Nominees and recommended to the full Board that each Nominee be elected as a new Trustee, and further recommended that each Nominee be nominated for election by the shareholders of the Trust.

Compensation of Trustees

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

As of January 1, 2023, the Independent Trustees are paid $10,000 per quarter for attendance at meetings of the Board and the Chairman of the Audit Committee receives an additional $1,250 per quarter. Prior to January 1, 2023, the Independent Trustees were paid $8,750 per quarter for attendance at meetings of the Board and the Chairman of the Audit Committee received an additional $1,250 per quarter. The Trust’s officers and any interested Trustees receive no compensation directly from the Trust. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table reflects the compensation paid to the current Trustees for the fiscal year ended April 30, 2023:

Name of Trustee	Aggregate Compensation[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to Trustee
Independent Trustees
Dennis G. Schmal	$41,250	N/A	N/A	$41,250
Michael Venuto	$36,250	N/A	N/A	$36,250
Interested Trustee
Mebane Faber[2]	$0	N/A	N/A	$0

1          Trustee compensation is allocated across the series of the Fund Complex on the basis of assets under management. Under the Funds’ Advisory Agreement, however, Cambria ultimately pays the compensation and expenses of the Trustees.

2          Mr. Faber is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in Cambria.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

The Board of Trustees recommends that Fund shareholders vote “FOR” Proposals 1A and 1B.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

Introduction

Cambria has served as the investment adviser to the Funds since their respective inceptions. Subject to the oversight of the Board, Cambria is responsible for the management and business affairs of the Funds and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. Cambria also continuously reviews, supervises, and administers the Funds’ investment programs. As Cambria’s business grows, Cambria believes that the Funds would benefit from outsourcing trading and certain other functions to a sub-adviser. This will allow Cambria to focus on its core business — providing investment advisory services to the Funds — while delegating certain functions (namely, trading functions) to a sub-adviser that has extensive experience providing trading services to exchange-traded funds (“ETFs”).

If Fund shareholders approve the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Cambria and Toroso, Cambria will continue to provide investment advisory services to each Fund on the same terms, and at the same advisory fee rate, except that Toroso will perform certain sub-advisory services for the Funds, namely trading services, subject to the oversight of Cambria and the Board. Cambria will delegate to Toroso the authority to place securities (and financial instrument) trades on behalf of the Funds and to select the broker-dealers to effect those trades. Toroso has extensive experience in providing such trading services. Cambria, however, will remain responsible for overseeing the management and business affairs of the Funds and will retain discretion to make the decisions to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. Cambria, not the Funds, will compensate Toroso for its sub-advisory services from Cambria’s unitary management fee.

Cambria has assured the Board that there will be no change in the extent, nature or quality of the investment advisory services provided to each Fund. Further, there will be no changes to the Funds’ fees and expenses or their portfolio manager.

The Board approved the Sub-Advisory Agreement, with respect to each Fund, at a meeting held on March 7, 2023, subject to shareholder approval. In approving the Sub-Advisory Agreement, Michael Venuto, one of the Trust’s independent trustees, abstained from the vote because he is the co-founder and chief investment officer of Toroso and he is also an equity owner in Toroso. Accordingly, Mr. Venuto has a direct material interest in all of Toroso’s transactions, and he is an “interested” person with respect to the proposed sub-advisory arrangement. Dennis Schmal, the Trust’s other independent trustee, however, has no affiliation with Cambria or Toroso, and he and Mebane Faber, the Trust’s interested trustee, voted to approve the Sub-Advisory Agreement, subject to shareholder approval. Mr. Faber is the co-founder of Cambria and serves as the firm’s Chief Investment Officer and Chief Executive Officer. He also owns a controlling interest in Cambria.

As a result of Mr. Venuto’s affiliation with Toroso, Mr. Venuto will resign from the Board effective upon the election of a new independent trustee (described in Proposal 1). In light of Mr. Venuto’s anticipated resignation, Cambria and the Board recommend that shareholders elect the independent trustee Nominees set forth under Proposal 1. Neither Nominee is affiliated with Cambria or Toroso, and neither candidate’s nomination was made in connection with, or is contingent upon, the approval of the proposed Sub-Advisory Agreement.

Pursuant to Section 15(a) of the 1940 Act, the Sub-Advisory Agreement must also be approved by the vote of a majority of a Fund’s outstanding voting securities for Toroso to provide sub-advisory services to that Fund. Accordingly, you, as a shareholder of a Fund, are being asked to vote on the approval of the Sub-Advisory Agreement with respect to that Fund. The Sub-Advisory Agreement will take effect upon its approval by shareholders. If a Fund’s shareholders do not approve the Sub-Advisory Agreement, the Board will consider other options for that Fund, including, but not limited to, resubmitting the Sub-Advisory Agreement to shareholders for approval or requesting shareholder approval for a different investment sub-advisory agreement.

Description of Material Terms of the Sub-Advisory Agreement

General Information.    The following description of the material terms of the Sub-Advisory Agreement is qualified in its entirety by reference to the form of Sub-Advisory Agreement attached as Appendix A.

Sub-Advisory Services.    Subject to the terms of the Sub-Advisory Agreement, Toroso will be granted the authority to execute trades, including the selection of broker-dealers to effect such trades, on behalf of the Funds. Toroso will effect transactions for the Fund’s portfolio based on the discretionary portfolio investment decisions of Cambria. Toroso will also vote proxies on behalf of the Funds.

Sub-Advisory Fees.    Under the terms of the Sub-Advisory Agreement, Cambria shall pay Toroso a fee, out of the fee Cambria receives from the Funds, calculated daily and paid monthly, at an annual rate of 0.03% on the first $2 billion of aggregate Fund assets; and 0.025% on aggregate Fund assets above $2 billion.

Duration and Termination.    The Sub-Advisory Agreement will become effective with respect to a Fund upon approval by that Fund’s shareholders. After an initial two-year period, continuation of the Sub-Advisory Agreement must be approved at least annually by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom). The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.

Indemnification.    The Sub-Advisory Agreement provides that Toroso shall indemnify the Trust, each Fund, Cambria, and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement also provides that Cambria shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under the Sub-Advisory Agreement.

Additional Information about the Adviser

The principal address of the Adviser and each of its executive officers and directors is 3300 Highland Avenue, Manhattan Beach, California 90266. Cambria is an SEC-registered investment adviser and a Delaware limited partnership. Cambria was founded in 2006 and provides investment advisory services to registered and unregistered investment companies, individuals (including high net worth individuals), pensions and charitable organizations. Cambria has been managing ETFs since 2013. As of April 30, 2023, Cambria had assets under management of approximately $1.93 billion and served as the investment adviser for twelve ETFs. Cambria GP, LLC is the Adviser’s sole general partner. Cambria GP, LLC shares the address of the Adviser. Mebane Faber is the sole manager of, and controls, Cambria GP, LLC.

The following table lists the executive officers of Cambria:

Name	Principal Occupation
Mebane Faber	Chief Investment Officer, Chief Executive Officer
Jonathan Keetz	Chief Operating Officer
Douglas Tyre	Chief Compliance Officer

Additional Information about the Sub-Adviser

The principal address of Toroso and each of its executive officers and directors is 898 N. Broadway, Suite 2, Massapequa, New York 11758. Toroso is an SEC-registered investment adviser and a Delaware limited liability company. Toroso is branded as part of Tidal Financial Group, and Toroso is the parent company of Tidal ETF Services LLC. Toroso was founded in, and has been managing investment companies, since March 2012. Toroso is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of March 31, 2023, Toroso had assets under management of approximately $6.2 billion and served as the investment adviser or sub-adviser for 97 registered funds.

The following table lists the executive officers of Toroso:

Name	Principal Occupation
Guillermo Trias	Chief Executive Officer
Michael Venuto	Chief Investment Officer
Daniel Carlson	Chief Financial Officer and Chief Compliance Officer
Gavin Filmore	Chief Operating Officer
Eric Falkeis	Chief Growth Officer

The following table lists persons that own ten percent or more of the outstanding voting securities of Toroso, each of whom shares an address with Toroso:

Name
FTV-Toroso, Inc. Class A
Michael Venuto
GT Capital*

*   GT Capital is wholly-owned by Guillermo Trias.

Required Vote

The Sub-Advisory Agreement must be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund when a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities. If the Sub-Advisory Agreement is approved by a Fund’s shareholders, the Sub-Advisory Agreement, with respect to such Fund, is expected to become effective on the date of the Meeting.

Board Considerations in Approving the Sub-Advisory Agreement

At a quarterly Board meeting held on March 7, 2023, the Board, including the Independent Trustees, met to discuss, among other things, Cambria’s proposed delegation of trading services to Toroso, including its impact on the Funds, and to consider, and vote on, the approval of the Sub-Advisory Agreement with respect to each Fund. In preparation for its deliberations, the Board requested and received written responses from Toroso to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria and Toroso, and they were assisted by the advice of independent legal counsel.

Prior to the meeting on March 7, 2023, the Board reviewed written materials, including information from Toroso regarding, among other things: (i) the nature, extent, and quality of the services to be provided to the Funds by Toroso; (ii) the cost of the services to be provided and the profits expected to be realized by Toroso, or its affiliates, from services rendered to each Fund; (iii) the sub-advisory fee and the extent to which any economies of scale might be realized as a Fund grows and whether the sub-advisory fee for a Fund reflects these economies of scale for the benefit of the Fund; (iv) any other financial benefits (such as soft dollars, if any) to be derived by Toroso or its affiliates resulting from services rendered to the Funds; (v) Toroso’s reputation, personnel, operations and financial condition; and (vi) other factors the Board deemed to be relevant. Additionally, at the meeting on March 7, 2023, representatives from Toroso provided an oral overview of the services to be provided to the Funds by Toroso.

The Board, in considering the Sub-Advisory Agreement, relied upon representations from Cambria that: (i) the engagement of Toroso was not expected to result in any material changes to (1) the nature, quality and extent of services provided to the Funds by Cambria, (2) Cambria’s compliance program or code of ethics, and (3) the Fund’s fees and expense ratio; and (ii) Mebane Faber, the current portfolio manager for each Fund, will continue to serve as portfolio manager for each Fund for the foreseeable future.

The discussion below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the Sub-Advisory Agreement, and the conclusions made by the Board at the meeting held on March 7, 2023 when determining to approve the Sub-Advisory Agreement for an initial two-year term.

Nature, Extent and Quality of Services.    The Board considered the scope of services to be provided to the Funds under the Sub-Advisory Agreement, noting that Toroso will be providing certain sub-advisory services to the Funds, such as trading the Funds’ portfolio securities based on instructions from Cambria, but Cambria will perform the day-to-day active management of the Funds’ strategies and continue to select each Fund’s investments. The Board noted the other responsibilities that Toroso would have as the Funds’ investment sub-adviser, including: executing portfolio security trades for purchases and redemptions of the Funds’ shares; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; proxy voting; responsibility for daily monitoring of portfolio exposures and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Trustees further noted that they had received and reviewed Toroso’s response to a detailed series of questions regarding its business operations, key personnel, investment decision-making process, and compliance policies. The Board also considered Toroso’s resources and capacity with respect to trading, compliance, and operations given the number of funds for which it would serve as sub-adviser.

Investment Performance of the Funds.    The Board noted that Toroso has not previously provided sub-advisory services to the Funds, and Toroso does not currently manage funds and/or client accounts with investment strategies similar to those of the Funds. In addition, the Board noted that Cambria will retain responsibility for the day-to-day active management of the Funds’ strategies and the individual selection of investments for each Fund’s portfolio. Accordingly, the Board determined that neither past nor future Fund performance will be a significant consideration with respect to the Board’s approval of the Sub-Advisory Agreement.

Costs of Services to be Provided and Economies of Scale.    The Board then reviewed the sub-advisory fee to be paid by the Adviser to Toroso for its services to each Fund. The Board considered the fees to be paid to Toroso would be paid by the Adviser from the unitary fee the Adviser receives from a Fund, noting that the sub-advisory fee reflected an arm’s-length negotiation between the Adviser and Toroso. The Board further determined the sub-advisory fee reflects an appropriate allocation of the advisory fee paid to the Adviser given the work to be performed by each firm. The Board also evaluated the compensation and benefits expected to be received by Toroso from its relationship with the Fund, taking into account an analysis of Toroso’s estimated profitability with respect to each Fund.

The Board expressed the view that Toroso might realize economies of scale in managing the Funds as assets grow in size. The Board further noted that because each Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than Fund shareholders. Consequently, the Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.

Approval of the Sub-Advisory Agreement.    Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Trust counsel, unanimously concluded that the terms of the Sub-Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Sub-Advisory Agreement for an initial term of two years and recommend the approval of the Sub-Advisory Agreement to the Funds’ shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Board of Trustees recommends that Fund shareholders vote “FOR” Proposal 2.

PROPOSAL 3: TO APPROVE A MANAGER OF MANAGERS ARRANGEMENT

Introduction

Each Fund’s investment management services are currently being provided by Cambria pursuant to an investment advisory agreement between Cambria and the Trust on behalf of each Fund. Subject to the approval of the Board and a Fund’s shareholders, Cambria is permitted to engage sub-advisers to provide investment sub-advisory services to a Fund. As discussed in Proposal 2, if Cambria delegates sub-advisory duties to a sub-adviser, Cambria remains responsible for monitoring and evaluating the performance of the sub-adviser.

A sub-adviser is responsible, subject to the general supervision of Cambria and the Board, for the purchase, retention and sale of Fund securities. Cambria monitors the sub-adviser’s investment program with respect to each Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, and regulatory compliance reports. Cambria also oversees and monitors the performance of a Fund’s sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a Fund.

Generally, a fund must obtain shareholder approval to retain a new sub-adviser or make a material modification to an existing sub-advisory agreement. However, the SEC has issued exemptive relief permitting funds to enter into or materially modify a new sub-advisory agreement with an unaffiliated sub-adviser, subject to certain conditions, including approval by the Board (including a majority of Independent Trustees), without requiring approval from a Fund’s shareholders (the “Manager of Managers Order”). If the Trust receives a Manager of Managers Order, shareholders would no longer have the right to vote on the hiring of unaffiliated sub-advisers. However, a Manager of Managers Order would enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the sub-advisory arrangements for a Fund could (1) result in minimal additional value to shareholders but significant expenditure of time and money, or (2) discourage an investment adviser from entering a sub-advisory arrangement that might otherwise benefit a Fund and its shareholders. If the manager of managers arrangement described above (the “Manager of Managers Proposal”) is approved, a Fund will be able to select one or more unaffiliated sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. In addition, if a Fund’s shareholders approve the Manager of Managers Proposal, the Fund will be permitted to amend an existing sub-advisory agreement with an unaffiliated sub-adviser without soliciting and obtaining shareholder approval.

In all cases, shareholder interests will continue to be protected because the Board will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Adviser, not a Fund, will continue to pay all sub-advisory fees. The Adviser’s and each sub-adviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to the Adviser and a sub-adviser and will have the opportunity to lower such fees if it determines that the Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to a Fund’s shareholders.

The Proposed Manager of Managers Exemptive Order

If the Manager of Managers Proposal is approved, Cambria, on behalf of the Trust, will seek a Manager of Managers Order from the SEC. If granted, a Fund will need to adhere to certain conditions to rely on the order. For example, within 90 days after a change to a sub-advisory arrangement, a Fund must provide shareholders with an information statement that contains information about the sub-adviser and sub-advisory agreement that would otherwise be contained in a proxy statement. In addition, in order to rely on a Manager of Managers Order, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. A Fund must also disclose the existence, substance, and effect of the Manager of Managers Order and certain details of such arrangement in its prospectus. Further, any new sub-advisory arrangement or any amendment to an existing advisory or sub-advisory agreement that, directly or indirectly, results in an increase in the aggregate advisory fee rate payable by a Fund must be submitted to that Fund’s shareholders for approval.

Factors Considered by the Board

The Board, including the Board’s Independent Trustees, considered and unanimously approved authorization for the Trust officers to file with the SEC an application to seek out a Manager of Managers Order. A Manager of Managers Order will permit the Funds to utilize a manager of managers structure and will allow Cambria to recommend and hire a broad universe of unaffiliated sub-advisers in a cost-effective and timely manner, which the Board believes will benefit the Funds and their shareholders. The Board believes that it is in the best interest of each Fund to afford Cambria the flexibility to provide investment advisory services to each Fund through one or more sub-advisers that have particular expertise in the type of investments in which a Fund invests. The Board considered that Fund expenses will remain unaffected, and that any increases in the total fees paid by the Funds to Cambria would still require shareholder approval. The Board also considered that any sub-adviser appointment or material change to a sub-advisory agreement would still require Board approval. Based on its review, consideration, and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, on behalf of each Fund, unanimously believes that the approval of the Manager of Managers Order is in the best interest of shareholders and recommends you vote FOR the Manager of Managers Proposal.

Required Vote

Approval of the Manager of Managers Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each applicable Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board of Trustees recommends that Fund shareholders vote “FOR” Proposal 3.

ADDITIONAL INFORMATION

Record Date/Shareholders Entitled to Vote

Each Fund is a separate series of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of a Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to that Fund, including Proposal 2 (the Sub-Advisory Agreement) and Proposal 3 (the Managers of Managers Proposal). The record holders of the Funds’ outstanding shares are also entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Trust, including Proposal 1 the election of Cullen Roche (Proposal 1A) and Thomas (Taz) M. Turner, Jr. (Proposal 1B) as new trustees.

Fund shareholders at the close of business on June 1, 2023, the Record Date, will be entitled to be present and vote at the Meeting. A table indicating the number of shares outstanding and entitled to vote on behalf of each Fund can be found in Appendix C.

Voting and Other Matters

You should read the entire Proxy Statement before voting. If you have any questions regarding the proxy statement, please call the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at (888) 490-5095 between Monday and Friday from 9:00 a.m. to 10:00 p.m., Eastern Time. If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may revoke or change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” each proposal, and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

While we intend to hold the Meeting in person, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on the website listed on the enclosed proxy voting instructions, and we encourage you to check this website prior to the Meeting if you plan to attend.

Method and Cost of Proxy Solicitation

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communications by certain officers and service providers of the Trust, who will not be paid for these services, and/or Broadridge Financial Solutions, Inc., a professional proxy solicitor (“Broadridge”), that may be retained by the Trust for solicitation services for an estimated fee of approximately $410,000 to $440,000, plus out-of-pocket expenses. Pursuant to this arrangement, Broadridge has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Proposals.

Payment of Proxy Expenses

Toroso will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies for the Funds up to $500,000. Cambria will pay any such costs and expenses that exceed $500,000. In addition, if the Board, in its sole discretion, determines to not renew the Sub-Advisory Agreement with Toroso after its initial two-year period, or if either the Board or Cambria terminates the Sub-Advisory Agreement prior to its third anniversary, in the absence of material breach on the part of Toroso, Cambria agrees to reimburse Toroso for the costs and expenses associated with the Meeting and solicitation of proxies. The Funds will not pay for this proxy solicitation. The Trust also may request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. Cambria may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

Quorum Required

A Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to that Fund. Under the Trust’s Trust Instrument, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund or Trust (as applicable to each proposal) entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be counted as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not be counted as voting on the proposal or any other matter at the Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund or Trust (as applicable to each proposal) present at the Meeting in person or by proxy may adjourn the Meeting with respect to such proposal(s) to permit further solicitation of proxies.

Beneficial Ownership of Shares

To the knowledge of Trust management, as of the close of business on the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of the Record Date, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in Appendix D. Any shareholder listed in Appendix D as owning 25% or more of the outstanding shares of the Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or Trust, respectively. Shareholders controlling the Fund or Trust could have the ability to vote a majority of the shares of the Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively. From time to time, the number of shares held in “street name” accounts of various securities brokers and dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund or the Trust.

Submission of Shareholder Proposals

The Trust Instrument and the Trust’s By-laws do not provide for annual meetings of Fund shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of Fund shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Other Matters to Come Before the Meeting

The Trust’s management is not aware of any matters to be presented at the Meeting other than the proposals described above. Should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

Investment Adviser, Principal Underwriter, and Administrator

Cambria Investment Management, L.P., located at 3300 Highland Avenue, Manhattan Beach, California 90266, serves as the investment adviser to each Fund.

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the Trust’s administrator. ALPS Distributors, Inc. located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the Trust’s distributor.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds. The fees billed by Cohen for professional audit services for the two most recent fiscal years ended April 30, 2023, as well as fees billed for other services rendered by Cohen to the Funds, were as follows:

(a)     Audit Fees.    The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen for the audit of the Trust’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years are $179,500 for 2023 and $175,875 for 2022.

(b)    Audit-Related Fees.    The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

(c)     Tax Fees.    The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning are $24,000 for 2023 and $24,000 for 2022.

(d)    All Other Fees.    The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

In accordance with the Trust’s Audit Committee Charter, the Audit Committee is responsible for pre-approving any engagement of Cohen to provide audit and non-audit services to the Trust. The Audit Committee is also responsible for pre-approving non-audit services provided by Cohen to the Adviser or any affiliate of the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described in the table above were pre-approved by the Trust’s Audit Committee.

The aggregate non-audit fees billed by Cohen for services provided to each Fund and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under comment control with the investment adviser that provides ongoing services to the Fund, for the most recent two fiscal years are $0 for 2023, and $0 for 2022.

During the Trust’s most recent fiscal years, Cohen provided certain non-audit services to the Trust’s investment adviser or to entities controlling, controlled by, or under common control with the Trust’s investment adviser that provide ongoing services to the Trust that were not subject to pre-approval. The Audit Committee for the Trust reviewed and considered whether the provision of these non-audit services is compatible with maintaining Cohen’s independence.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of this Proxy Statement, please contact the bank, trust company, broker, dealer, investment adviser or other financial intermediary through which you hold your shares (each, an “Authorized Institution”) directly. If you would like to receive a separate copy of future proxy statements, or you are now receiving multiple copies of proxy statements and would like to receive a single copy in the future, please contact your Authorized Institution.

Annual Report to Shareholders

A copy of the Funds’ most recent shareholder report for the fiscal year ended April 30, 2022, as well as the Funds’ most recent semi-annual report to shareholders for the fiscal period ended October 31, 2022, may be obtained without charge by writing to the Funds at 3300 Highland Avenue, Manhattan Beach, CA 90266, calling toll-free 855-ETF-INFO (383-4636) or visiting www.cambriafunds.com.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Trustees,

Mebane T. Faber
President

Appendix A

FORM OF

TRADING SERVICES
SUB-ADVISORY AGREEMENT

This Trading Services Sub-Advisory Agreement (the “Agreement”) is made as of this ___ day of [            ], 2023 by and between Cambria Investment Management, L.P., a Delaware limited partnership, with its principal place of business at 3300 Highland Avenue, Manhattan Beach, CA 90266 (the “Adviser”), and Toroso Investments, LLC, a Delaware limited liability company, with its principal place of business at 898 N. Broadway, Suite 2, Massapequa, NY 11758 (the “Sub-Adviser”), with respect to the series of Cambria ETF Trust (the “Trust”) identified on Schedule A to this Agreement, as may be amended from time to time (each, a “Fund,” and collectively, the “Funds”).

BACKGROUND

A.     The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment advisory services.

B.      The Adviser has entered into an Investment Advisory Agreement dated as of June 26, 2018, as amended, (the “Investment Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Funds.

C.     The Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services.

D.     The Investment Advisory Agreement contemplates that the Adviser may appoint one or more sub-advisers to perform some or all of the services for which the Adviser is responsible.

E.      Subject to the terms of this Agreement, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.      Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund (or each portion of a Fund’s assets allocated to the Sub-Adviser by the Adviser), subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.      Sub-Advisory Services. The Sub-Adviser shall implement trading decisions, including the selection of broker-dealers to effect trade execution, for each Fund that are made by the Adviser in writing pursuant to mutually agreed upon notification protocols. In the event the Sub-Adviser requires clarification on a particular Adviser instruction (e.g., due to a potential regulatory or compliance issue), the Sub-Adviser will seek guidance from the Adviser prior to executing any transaction in question. The Adviser hereby grants the Sub-Adviser the authority to exercise full trading authority (subject to the Adviser’s instructions and oversight) for each Fund with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Board retains ultimate authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of the Funds’ shareholders.

3.      Representations of the Sub-Adviser.

3.1.   The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

3.2.   The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including the firm brochure and applicable brochure supplements to the Adviser.

3.3.   The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information they may reasonably require concerning the amount of or scope of such insurance.

3.4.   None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

3.5.   The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to such policies and procedures as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures.

3.6.   The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures.

3.7.   The Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association (the “NFA”).

3.8.   The Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program.

4.      Representations of the Adviser.

4.1.   The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

4.2.   The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law, and any exchange listing requirements, that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing.

4.3.   The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser.

4.4.   The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV.

4.5.   The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents.

4.6.   The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund.

4.7.   The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

4.8.   The Adviser agrees that the Sub-Adviser may rely on specific information, instructions or requests made to the Sub-Adviser by the Adviser with respect to the management of each Fund’s assets, which are believed to be in good faith by the Sub-Adviser to be reliable.

5.      Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the 1934 Act, the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Trust’s registration statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund’s portfolio investments and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if a Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

6.      Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser, which has subsequently determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Sub-Adviser. So long as proxy voting authority for a Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep records relating to proxy voting as the Board or Adviser may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or Adviser at any time. The Sub-Adviser may, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Sub-Adviser, subject to the Sub-Adviser’s oversight, in exercising the Sub-Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, the Sub-Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Sub-Adviser’s clients.

7.      Brokerage. The Adviser has delegated trading authority to the Sub-Adviser and, to that end, the Sub-Adviser shall have the trading authority set forth below in this Section 7 (Brokerage) for each Fund’s entire portfolio.

7.1.   The Sub-Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities with members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries, and may negotiate brokerage commissions, if applicable, and other transaction terms. The Sub-Adviser shall seek to obtain “best execution” consistent with its relevant policies and procedures and its obligations under applicable laws and regulations considering all circumstances, the Sub-Adviser is authorized to place orders for the purchase and sale of portfolio securities for the Funds with such members of securities exchanges, brokers, dealers, futures commission merchants, issuers, and other permissible intermediaries as it may select from time to time. The Sub-Adviser is authorized to execute account documentation, agreements, contracts and other documents on behalf of the Funds, as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided hereunder. Subject to Section 7.2 below, the Sub-Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Funds, to the Sub-Adviser, or to any other client for which the Sub-Adviser provides investment advisory services. The Sub-Adviser also agrees that it will cooperate with the Trust and the Adviser to allocate brokerage transactions to brokers or dealers who provide benefits directly to the Funds; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act. Should the Adviser elect the right to direct brokerage, the Sub-Adviser and its delegates shall not be obligated to seek best execution on such directed brokerage transactions.

7.2.   Notwithstanding the provisions of Section 7.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust or the direction of the Adviser and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to other funds or clients for which the Sub-Adviser exercises investment discretion.

7.3.   The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser, or the Funds in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

7.4.   On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations and subject to its policies on trade aggregation and allocation, is authorized to aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Funds and to its other clients over time and subject to its policies on trade aggregation and allocation.

7.5.   Subject to Section 5 (e.g., adherence to each Fund’s registration statement), the Sub-Adviser may, at the direction of the Adviser, make decisions for the Fund as to derivative instruments and foreign currency matters and make determinations as to the retention or disposition of derivative instruments, foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and may execute and perform the same on behalf of a Fund. The Sub-Adviser, on behalf of each Fund, is authorized to negotiate ISDA master agreements and related documents, and to open accounts and take other necessary or appropriate actions related thereto.

8.      Records/Reports.

8.1.   Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer”) the information required to be supplied under this Agreement.

8.2.   The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.

8.3.   Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Adviser and the Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.

8.4.   Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

8.5.   Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.

8.6.   Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Sub-Adviser’s policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

8.7.   Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

8.8.   Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

9.      Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

10.    Members and Employees. Members and employees of the Sub-Adviser may be trustees, officers or employees of the Trust.

11.    Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

12.    Compensation.

12.1. Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.

12.2. The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.

12.3. The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.

13.    Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

14.    Liability and Standard of Care.

14.1. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.

14.2. The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”).

14.3. Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.

14.4. The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

14.5. For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

14.6. The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon: (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in a Fund’s registration statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

14.7. Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Sub-Adviser Indemnified Parties for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by or on behalf of the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon acts or omissions of the Sub-Adviser which result from or are based upon acts or omissions of the Sub-Adviser, including, but not limited to, a failure of the Sub-Adviser to provide accurate and current information with respect to any records maintained by Sub-Adviser; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in this Section 14.7 shall not apply with respect to, and to the extent, any portion of liability that is attributable to Adviser Disabling Conduct.

14.8. The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

15.    Term/Approval/Amendments.

15.1. This Agreement shall become effective with respect to a Fund, as of the date set forth on the Schedue A attached hereto, if approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

15.2. No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of the Independent Trustees.

15.3. In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.

15.4. This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.

This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

16.    Use of the Sub-Adviser’s Name.

16.1. The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

16.2. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.    Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.    Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.    Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below, or such other address(es) as may be specified in writing by one party to the other party.

Notices to Adviser shall be sent to:

Cambria Investment Management, L.P.
3300 Highland Avenue
Manhattan Beach, CA 90266
Attn: Chief Executive Officer

Notices to Sub-Adviser shall be sent to:

Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, NY 11758
Attn: Chief Executive Officer

20.    Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

21.    Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22.    Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

23.    Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

24.    Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser and Sub-Adviser consent to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25.    Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.    Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

CAMBRIA INVESTMENT MANAGEMENT, L.P.

By:
Name:
Title:

TOROSO INVESTMENTS, LLC

By:
Name:
Title:

Schedule A

to the

Sub-Advisory Agreement

by and between

Cambria Investment Management, L.P.

and

Toroso Investments, LLC

Fund Names	Effective Date of Sub-Advisory Agreement
Cambria Shareholder Yield ETF (SYLD)
Cambria Foreign Shareholder Yield ETF (FYLD)
Cambria Emerging Shareholder Yield ETF (EYLD)
Cambria Global Tail Risk ETF (FAIL)
Cambria Global Value ETF (GVAL)
Cambria Global Momentum ETF (GMOM)
Cambria Value and Momentum ETF (VAMO)
Cambria Global Asset Allocation ETF (GAA)
Cambria Tail Risk ETF (TAIL)
Cambria Trinity ETF (TRTY)
Cambria Cannabis ETF (TOKE)
Cambria Global Real Estate ETF (BLDG)
Cambria Venture ETF (VCAP)
Cambria Buyout ETF (LBO)
Cambria Africa ETF (AFKA)
Cambria Endowment Style ETF (ENDW)
Cambria Global Tobacco ETF (SMOX)
Cambria Bond Tail Risk ETF (BAIL)
Cambria Junk Tail Risk ETF (JAIL)
Cambria Managed Futures Strategy ETF (MFUT)
Cambria Superinvestors ETF (SUPR)
Cambria Trend Following ETF (IVY)
Cambria Long Short ETF (CALS)
Cambria Domestic Tax Optimized ETF (DTAX)
Cambria Foreign Tax Optimized ETF (FTAX)

Fee rate:

3 basis points on the first $2 billion of aggregate Fund assets; and 2.5 basis points on aggregate Fund assets above $2 billion.

Appendix B

CAMBRIA ETF TRUST

Nominating Committee Charter

I.       Membership and Qualifications

The Nominating Committee (“Committee”) of the Board of Trustees (“Board”) of Cambria ETF Trust (“Trust”), consisting of multiple series (each, a “Fund”), shall be composed entirely of Board members who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder, and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed.

II.     Purposes of the Nominating Committee

The purposes of the Nominating Committee shall be to:

(1)    Identify and recommend for nomination candidates to serve as Board members and/or as committee members who are Independent Trustees.

(2)    Evaluate and make recommendations to the full Board regarding potential Trustee candidates who are “interested persons” of the Trust (“Interested Persons”) as that term is defined by the 1940 Act or do not meet the independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and

(3)    Review periodically the workload and capabilities of Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.

III.   Duties and Powers

To carry out its purpose, the Nominating Committee shall have the following powers:

(1)    Consider recommendations for candidates from any source it deems appropriate. The names of potential candidates may be accepted from Board members, Cambria Investment Management, LP (“Cambria”), legal counsel to the Trust or to the Independent Trustees or other such sources as the Committee deems appropriate.

(2)    Evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser(s) and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

(3)    Recommend to the Board the selection and nomination of candidates for Trustee and for committee membership, whether proposed to be appointed by the Board or to be elected by shareholders.

(4)    Periodically review the composition of the Board and its committees and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

IV.    Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V.      Submissions by Shareholders of Potential Nominees

The Committee shall not consider potential candidates for nomination identified by one or more shareholders of a Fund.

VI.    Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Trust to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VII.  Operations of the Committee

(1)    The Committee shall meet on an as-needed basis. Meetings may be in person or by telephone, and may be called by the chair or a majority of the members with reasonable notice thereof.

(2)    The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

(3)    The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the appropriate Fund(s).

(4)    The Committee may select one of its members to be chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)    The Committee shall review this Charter periodically and recommend any necessary or appropriate changes to the Board.

Adopted on April 25, 2013 by:

Cambria ETF Trust

Appendix C

Outstanding Shares

As of the Record Date, the total number of shares outstanding and entitled to vote for each Fund is set forth in the table below:

Fund	Outstanding Shares
Cambria Shareholder Yield ETF	12,350,000
Cambria Foreign Shareholder Yield ETF	7,550,010
Cambria Emerging Shareholder Yield ETF	6,150,004
Cambria Global Tail Risk ETF	200,000
Cambria Global Value ETF	6,650,010
Cambria Global Momentum ETF	6,250,001
Cambria Value and Momentum ETF	2,450,004
Cambria Global Asset Allocation ETF	1,850,001
Cambria Tail Risk ETF	14,450,002
Cambria Trinity ETF	4,800,002
Cambria Cannabis ETF	1,750,002
Cambria Global Real Estate ETF	1,100,002

C-1

Appendix D

Beneficial Owners of 5% or More of Each Fund

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of June 1, 2023, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Participant Name and Address	Percentage of Ownership
Cambria Shareholder Yield ETF	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	21.99%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.87%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	9.93%
	Raymond James & Associates Inc. 880 Carilion Parkway PO Box 14508 Saint Petersburg, FL 33716	8.87%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.78%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.51%
	Morgan Stanley Smith Barney 2000 Westchester Ave. Purchase, NY 10577	6.32%
Cambria Foreign Shareholder Yield ETF	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	20.19%
	Brown Brothers Harriman & Co./ETF 185 Hudson Street, Suite 1150 Jersey City, NJ 07311	17.81%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.98%

Fund Name	Participant Name and Address	Percentage of Ownership
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	13.61%
	Raymond James & Associates Inc. 880 Carilion Parkway PO Box 14508 Saint Petersburg, FL 33716	9.03%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.10%
Cambria Emerging Shareholder Yield ETF	Brown Brothers Harriman & Co./ETF 185 Hudson Street, Suite 1150 Jersey City, NJ 07311	20.22%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	16.04%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.08%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	11.32%
	Raymond James & Associates Inc. 880 Carilion Parkway PO Box 14508 Saint Petersburg, FL 33716	9.95%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.70%
	The Bank of New York Mellon 240 Greenwich St. New York, NY 10286	5.46%
Cambria Global Tail Risk ETF	Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	25.23%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.02%

Fund Name	Participant Name and Address	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	13.38%
	Merrill Lynch & Co., Inc. 4 World Financial Center 250 Vesey St New York, NY 10080	12.65%
	JP Morgan Securities LLC/JPMC 383 Madison Ave. New York, NY 10179	9.97%
	Morgan Stanley Smith Barney 2000 Westchester Ave. Purchase, NY 10577	8.23%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	6.90%
Cambria Global Value ETF	Brown Brothers Harriman & Co./ETF 185 Hudson Street, Suite 1150 Jersey City, NJ 07311	25.89%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.13%
	The Bank of New York Mellon 240 Greenwich St. New York, NY 10286	13.65%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	8.73%
	Interactive Brokers Retail Equity Clearing 8 Greenwich Office Park Greenwich, CT 06831	7.49%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	6.72%
	Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	5.70%

Fund Name	Participant Name and Address	Percentage of Ownership
Cambria Global Momentum ETF	The Bank of New York Mellon 240 Greenwich St. New York, NY 10286	25.72%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	19.13%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	12.48%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	8.93%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.47%
	Apex Clearing Corporation 350 North St. Paul Street #1300 Dallas, TX 75201	7.01%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.58%
	Raymond James & Associates Inc. 880 Carilion Parkway PO Box 14508 Saint Petersburg, FL 33716	5.13%
Cambria Value and Momentum ETF	The Bank of New York Mellon 240 Greenwich St. New York, NY 10286	28.54%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	21.55%
	Brown Brothers Harriman & Co./ETF 185 Hudson Street, Suite 1150 Jersey City, NJ 07311	18.26%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	6.47%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.23%

Fund Name	Participant Name and Address	Percentage of Ownership
Cambria Global Asset Allocation ETF	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	24.39%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.48%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	21.57%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	14.84%
Cambria Tail Risk ETF	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	31.38%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.91%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	13.14%
	Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, MO 63103	9.52%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	8.23%
Cambria Trinity ETF	The Bank of New York Mellon 240 Greenwich St. New York, NY 10286	38.03%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	17.99%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.99%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	11.80%

Fund Name	Participant Name and Address	Percentage of Ownership
Cambria Cannabis ETF	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	28.46%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	22.94%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	9.75%
	Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	7.32%
	Vanguard Marketing Corporation 100 Vanguard Blvd Malvern, PA 19355	6.90%
	E*TRADE Securities LLC Harborside 2 200 Hudson Street, Suite 501 Jersey City, NJ 07311	6.88%
Cambria Global Real Estate ETF	Brown Brothers Harriman & Co./ETF 185 Hudson Street, Suite 1150 Jersey City, NJ 07311	28.51%
	The Bank of New York Mellon 240 Greenwich St. New York, NY 10286	24.55%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	20.41%
	TD Ameritrade Clearing, Inc. 200 South 108th Ave. Omaha, NE 68154	10.88%
	National Financial Services LLC 200 Seaport Boulevard Boston, MA 02210	6.15%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the Proxy Card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. If you vote by Telephone or Internet, you do not need to mail your proxy. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V19300-S68323 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR each of the following Trustee Nominees: 1. To elect two (2) Trustee Nominees to the Board of Trustees as follows: For Withhold 1A. Cullen Roche 1B. Thomas (Taz) M. Turner, Jr. The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 2. To approve a new investment sub-advisory agreement between Cambria Investment Management, L.P. (“Cambria”) and Toroso Investments, LLC. 3. To approve a “manager of managers” arrangement that would grant Cambria greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without shareholder approval, subject to prior approval by the Board. YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible. Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com. V19301-S68323 CAMBRIA ETF TRUST PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 14, 2023 This proxy is solicited by the Board of Trustees of Cambria ETF Trust for use at a Special Meeting to be held at 10:00 p.m. Pacific Time, on July 14, 2023 at the offices of Cambria Investment Management, L.P., located at 3300 Highland Avenue, Manhattan Beach, California 90266. The undersigned hereby appoints Mebane Faber and Jonathan Keetz, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matters listed on the reverse side of this proxy card, the proxies will vote in favor of the matters at the Special Meeting, and at any and all adjournments and postponements thereof. PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE